                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               February 1, 1999


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

   NEW JERSEY                      1-1-432                         22-2429994
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(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                     Identification
incorporation)                                                  Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  732-676-1200





________________________________________________________________________________
         (Former name or former address, if changed from last report)




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                                      -2-

     Item 5.   Other Events
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               Roberts Pharmaceutical Corporation announced today that it has entered into an agreement for future distribution in Korea of its platelet reducing drug Agrylin (R) (anagrelide hydrochloride).

     Roberts said that Yuhan Corporation, a pre-eminent Korean pharmaceutical company, has signed an agreement for exclusive distribution rights for Agrylin in that market. Yuhan has also agreed to pursue the drug registration process necessary for securing regulatory approval to market Agrylin in Korea. The company noted that clinical data previously used in successfully achieving U.S. marketing clearance for Agrylin would be employed in pursuing the drug's approval in Korea. Roberts has received an up-front payment from Yuhan, however, financial details of the agreement were not disclosed.

     Agrylin is the only drug cleared by the U.S. Food and Drug Administration for the treatment of thrombocythemia (elevated platelet counts), secondary to myeloproliferative disorders to reduce the platelet count and the risk of thrombosis (blood clotting) and to ameliorate associated symptoms including thrombohemorrhagic events (e.g., heart attack and stroke). Myeloproliferative disorders include essential thrombocythemia, polycythemia vera and chronic myelogenous leukemia.

     The Company further stated that Agrylin is the first Roberts' developed product with worldwide potential which is evident from today's announcement and from the drug's prior approvals in the U.S., Canada and Israel. Roberts is committed to positioning itself for growth in the international pharmaceutical market.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROBERTS PHARMACEUTICAL CORPORATION
                                             ----------------------------------
                                                       (Registrant)

Date: February 2, 1999                       /s/ Anthony A. Rascio
                                             ----------------------------------
                                              Anthony A. Rascio
                                              Vice President
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                                      -3-

FORWARD LOOKING STATEMENTS

     Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.